Prudential Securities
COMMAND Account
----------------------
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

ANNUAL REPORT
June 30, 1999

(LOGO)

Letter to
Shareholders
                                   June 30, 1999
Dear Shareholder:
   The fiscal year that ended on June 30, 1999 was a time of heightened volatility in the money markets. In the autumn of 1998, the Federal Reserve cut a key short-term U.S. interest rate three times to calm financial markets and keep the U.S. economy on track. The Fed reversed course in the summer of 1999 and raised this interest rate amid concern the domestic economy could overheat and ignite higher inflation. These changes in monetary policy caused money market yields to fluctuate dramatically. Amid these challenging market conditions, we were able to take advantage of many attractive buying opportunities. As a result, the COMMAND Money, COMMAND Government and COMMAND Tax-Free funds provided competitive yields during their fiscal year. For the seven-day period ended June 30, 1999, the COMMAND Tax-Free provided income equivalent to a 4.98% yield for investors in the 39.6% tax bracket.

                            FUND FACTS
                           As of 6/30/98
                                  7 Day          Net Asset         Weighted          Total Net
                               Current Yld.     Value (NAV)     Avg. Mat. (WAM)     Assets (mil.)
COMMAND Money                     4.53%            $1.00             72 days           $ 12,246.9
IBC Financial Data                4.27%            $1.00             61 days                N/A
  Money Fund Avg.
  (All Taxable)1
COMMAND                           4.47%            $1.00             68 days              $ 714.4
  Government
IBC Financial Data                4.24%            $1.00             53 days                N/A
  Total Government
  Universe2
COMMAND                           3.01%            $1.00             69 days            $ 1,476.7
  Tax-Free3
IBC Financial Data                2.91%            $1.00             43 days                N/A
  General Purpose Tax-Free
  Money Funds4

   Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corp or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

   1. This is the average seven-day current yield, NAV and WAM of all funds in the International Business Communications Financial Data all taxable money market fund category for June 29, 1999.

   2.This is the average seven-day current yield, NAV and WAM of all funds in IBC Financial Data's total government universe fund category for June 29, 1999.

   3. Some investors may be subject to the federal alternative minimum tax.

   4. This is the average seven-day current yield, NAV and WAM of all funds in IBC Financial Data's stockbroker & general purpose tax-free money fund category for June 28, 1999.
                                  -I-

Fund Objectives.
   The COMMAND Money Fund seeks high current income, preservation of capital and maintenance of liquidity by investing in a diversified portfolio of money market instruments maturing in 13 months or less.

   The COMMAND Government Fund seeks high current income, preservation of capital and maintenance of liquidity by investing in a portfolio of U.S. government securities maturing in 13 months or less.

   The COMMAND Tax-Free Fund seeks high current income that is exempt from federal income taxes, consistent with the maintenance of liquidity and preservation of capital. The Fund invests in a diversified portfolio of short-term, tax-exempt securities with maturities of 13 months or less that are issued by states, municipalities, and their agencies (or authorities). Some securities may be subject to the federal alternative minimum tax (AMT).

   There can be no assurance that any of the Funds will achieve their respective investment objectives.

Strategy Session.
   Global financial crisis created attractive buying opportunities.
   The first half of our fiscal year was dominated by a global financial crisis that had begun in Asia and spread to Russia and Latin America. As market sentiment turned increasingly negative, investors purchased the safest securities, such as U.S. Treasury bills, and avoided assets that carried greater credit risk.

   This growing demand for Treasury bills drove their prices higher and their yields lower. Treasury bills became overvalued relative to other money market securities. The COMMAND Government Fund took advantage of this anomaly by purchasing federal government agency securities that had cheapened relative to Treasury bills and cutting exposure to lower-yielding repurchase agreement transactions. These purchases lengthened its weighted average maturity (WAM). The WAM takes into account the maturity of each security held in a portfolio and is the measurement tool that determines a portfolio's sensitivity to fluctuations in interest rates. Lengthening its WAM allowed the COMMAND Government Fund's yield to remain higher for a longer period of time as money market yields declined.

   But we initially avoided certain money market securities.
   As the flight-to-quality trend continued, financial markets grew less liquid, making it more challenging to sell many securities that carried greater risk than Treasuries at reasonable prices. With this in mind, the COMMAND Money Fund avoided buying longer-term money market securities of banks and corporations, which caused its WAM to shorten from August through mid-September of 1998. In hindsight, we were too conservative. We passed up several good buying opportunities that hurt the COMMAND Money Fund's performance.

   As the global financial crisis worsened, many investors continued to prefer Treasuries over other types of securities. To encourage investing in the other financial instruments and to stimulate U.S. economic growth, the Federal Reserve cut the Federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.25%. Reductions of the same magnitude occurred on October 15 and November 17, which left the rate at 4.75%. These moves fostered economic growth by lowering borrowing costs. As it became clear that the Federal Reserve would drive the Federal funds rate lower, we extended the COMMAND Money Fund's WAM until it was more in line with that of its competition.

   Shortage of tax-exempt money market securities presented a challenge. Lengthening the COMMAND Tax-Free Fund's WAM was difficult because there were fewer longer-term, tax-exempt money market securities available. One reason for this dearth of securities was that the short-term borrowing needs of some state and local governments decreased as economic growth in the United States remained strong. Therefore, these municipalities were able to issue fewer tax-exempt notes, which are generally securities that mature in 12 months or less. This shrinking supply of notes combined with continued investor demand for them helped to drive prices of the notes higher and their yields lower even before the reductions in the Federal funds rate occurred.

   We would have preferred the COMMAND Tax-Free Fund to have a longer WAM before the U.S. central bank's first rate cut in late September. Having a longer WAM at that time would have allowed the Fund to lock in yields before they moved even lower. This, in turn, would have helped to put the COMMAND Tax-Free Fund in a better strategic position to weather the sharp drop in tax-exempt money market yields that usually occurs in January as investors rush to reinvest money received from coupon payments and maturing bonds.

   Renewed rise in money market yields seen as fresh buying opportunity.
   As stability returned to international financial markets in 1999, market focus shifted to the strength of the U.S. economy. Many investors believed the Federal Reserve would soon increase the Federal funds rate to keep the U.S. economy from overheating and sparking higher inflation. If left unchecked, mounting inflationary pressures could eventually derail economic growth.

   Anticipation of a rise in this key short-term rate led investors to push money market yields higher and their prices lower. Because we did not believe a change in monetary policy was imminent, we viewed the rise in money market yields as another buying opportunity. The COMMAND Government Fund bought federal government agency securities maturing in one year, while the COMMAND Money Fund purchased one-year bank and corporate securities.

   Meanwhile, the COMMAND Government Fund and the COMMAND Money Fund avoided purchasing money market securities that would mature between mid-April and early May of 1999 when the federal government was scheduled to retire an unusually large amount of Treasury bills. During that time, market participants scurried about in search of alternative investments, which left money market yields hovering at lower levels. Fortunately, we anticipated this development. Because the WAMs of both Funds were longer than their competitions', we did not have to reinvest significant amounts of cash with yields at such unattractive levels.

   Money market yields had also lingered at low levels because a spate of benign U.S. inflation data and moderate gains in employment allayed fears of a tighter monetary policy. But this proved to be a temporary reprieve. The strength of the U.S. economy, higher oil prices, and a larger-than-expected increase in a key inflation barometer that was reported in mid-May rekindled expectations that an increase in the Federal funds rate was just around the corner. Moreover, a statement released after Federal Reserve policymakers met in mid-May said they were leaning toward increasing short-term rates due to the potential buildup in inflationary pressures.

   Not surprisingly, money market yields began to climb again in the latter half of May 1999. Many market participants expected the Federal Reserve to implement an aggressive program of interest rate increases. We believed any upside move in rates would be limited, and that market sentiment was overly pessimistic. Therefore, the COMMAND Government Fund continued to purchase one-year federal agency securities in order to lock in higher yields. The COMMAND Money Fund bought one-year bank and corporate securities along with adjustable-rate securities whose rates reset either on a monthly or quarterly basis. The adjustable-rate securities provided some protection against any further increase in money market yields since their rates will reset to higher levels if yields continue to climb.

One-year insured municipal bonds offer alternative to notes.
   Turning to the tax-exempt money market, the shortage of notes continued in the new calendar year. Fortunately, we were able to buy insured municipal bonds maturing in 12 months or less, which were an attractive alternative to the more conventional tax-exempt money market securities such as notes. The insured, short-term municipal bonds provided solid yields to compensate for the fact that they are usually issued in moderate-sized blocks. Most money managers prefer to buy larger blocks of bonds because they could be easier to sell. However, owning moderate-sized blocks of insured, short-term municipal bonds suited us because we do not plan to sell them. Our purchases of one-year insured municipal bonds enhanced the COMMAND Tax-Free Fund's yield and lengthened its WAM.

   In April, the supply of municipal money market securities ballooned temporarily as portfolio managers sold them in order to have cash on hand to meet shareholder redemptions during tax season. We bought some of these securities at attractive yields generally maturing in three months to one year. These purchases would ensure that we did not have to invest a lot of money towards the end of June, when, once again, the supply of securities in our market shrinks because investors rush to reinvest money from coupon payments and maturing bonds.

   Finally at the end of June, the much-anticipated change in monetary policy occurred. The Federal Reserve boosted the Federal funds rate by a quarter of a percentage point to 5.00%. This marked the first short-term rate increase since March 1997.

Looking Ahead.
  We believe the Federal Reserve might raise the Federal funds rate a second time this summer or in early fall if the economy continues to grow at a brisk pace. However, we also believe the likelihood of another rate increase later in the year dwindles due to the U.S. central bank's concerns about the potential year 2000 computer problem. We will look to extend the Funds' WAMs only when we feel market sentiment is overly pessimistic regarding the outlook for higher short-term interest rates.

Sincerely,
John R. Strangfeld
President
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

COMMAND MONEY FUND        Portfolio of Investments
                                      June 30, 1999

Principal
 Amount                                       Value
  (000)             Description             (Note 1)
              Bank Notes--9.3%
              Comerica Bank N.A.
$ 115,000     4.855%, 7/13/99(a).......  $   114,929,720
   50,000     4.88%, 7/19/99(a)........       49,998,544
              FCC National Bank
  125,000     4.885%, 12/16/99.........      124,963,895
   66,000     4.90%, 12/16/99..........       65,985,336
              First Union National Bank
   88,000     4.928%, 7/2/99(a)........       88,000,000
   69,000     4.925%, 7/8/99(a)........       69,000,000
  129,000     4.994%, 7/21/99(a).......      129,000,000
              Key Bank N.A.
   13,000     5.05%, 7/19/99(a)........       13,010,021
   84,000     5.035%, 9/14/99(a).......       83,952,686
   54,000     5.109%, 9/24/99(a).......       53,973,884
              Nationsbank N.A.
  108,000     4.90%, 12/14/99..........      107,976,290
              U.S. Bank N.A.
   90,000     4.91%, 7/21/99(a)........       89,939,583
  146,000     4.971%, 7/21/99(a).......      145,924,135
                                         ---------------
                                           1,136,654,094
                                         ---------------
              Certificates Of Deposit - Domestic--2.7%
              Chase Manhattan Bank
   60,000     5.365%, 5/22/00..........       59,958,428
              First National Bank of
                Chicago
  100,000     5.47%, 6/2/00............       99,973,404
              Morgan Guaranty Trust Co.
  165,000     5.12%, 8/23/99...........      165,000,000
                                         ---------------
                                             324,931,832
                                         ---------------
              Certificates Of Deposit - Eurodollar--2.9%
              Abbey National Treasury
                Services PLC
  315,000     5.23%, 9/1/99............      315,000,000
              ING Bank, NV
   45,000     4.97%, 9/20/99...........       44,998,605
                                         ---------------
                                             359,998,605
                                         ---------------
              Certificates Of Deposit - Yankee--15.6%
              ABN-Amro Bank
$ 131,000     4.88%, 12/22/99..........  $   130,957,797
  100,000     4.92%, 12/23/99..........       99,976,861
              Bayerische Landesbank
                Girozentrale
  195,000     4.885%, 12/20/99.........      194,942,351
              Canadian Imperial Bank of
                Commerce
  300,000     5.08%, 8/23/99...........      300,000,000
              Commerzbank
  108,000     5.14%, 9/15/99...........      108,014,694
              Deutsche Bank
  100,000     5.06%, 1/18/00...........       99,984,083
   40,000     5.10%, 2/18/00...........       39,991,425
   97,000     5.60%, 6/14/00...........       96,955,536
              Royal Bank of Canada
  118,000     4.828%, 7/6/99(a)........      117,992,107
  100,000     4.92%, 12/24/99..........       99,976,728
              Toronto Dominion Bank
   23,000     5.06%, 2/10/00...........       22,994,558
   23,000     5.13%, 2/17/00...........       23,000,000
              UBS AG
  152,000     5.08%, 1/18/00...........      151,975,810
  150,000     5.16%, 2/28/00...........      149,961,702
  120,000     5.29%, 5/18/00...........      119,938,922
  150,000     5.29%, 5/19/00...........      149,923,416
                                         ---------------
                                           1,906,585,990
                                         ---------------
              Commercial Paper--48.8%
              Allianz Of America
                Finance Corp.
   26,400     5.02%, 8/9/99............       26,256,428
   15,800     5.04%, 8/16/99...........       15,698,248
              Ameritech Corp.
   28,100     5.10%, 7/27/99...........       27,996,498
              Aon Corp.
   34,210     5.26%, 7/30/99...........       34,065,045

                                      -5-
                         See Notes to Financial Statements appearing on page 29.

COMMAND MONEY FUND

Principal
 Amount                                       Value
  (000)             Description             (Note 1)
              Commercial Paper--(cont'd.)
              Associates First Capital
                Corp.
$  16,000     4.93%, 7/14/99...........  $    15,971,516
  100,000     4.87%, 7/26/99...........       99,661,806
   20,000     4.88%, 7/26/99...........       19,932,222
   27,000     5.05%, 8/13/99...........       26,837,137
   45,000     5.06%, 8/18/99...........       44,696,400
              BankAmerica Corp.
   40,000     4.84%, 8/25/99...........       39,704,222
    8,000     4.79%, 10/6/99...........        7,896,749
   65,151     4.94%, 11/22/99..........       63,863,616
              Barton Capital Corp.
   33,169     5.17%, 7/26/99...........       33,049,914
              BBL North America Funding
                Corp.
  100,000     5.08%, 8/9/99............       99,449,667
   61,000     5.03%, 8/17/99...........       60,599,416
              Bell Atlantic Financial
                Services, Inc.
   35,000     5.10%, 7/20/99...........       34,905,792
              Blue Ridge Asset Funding
                Corp.
   18,000     5.06%, 7/14/99...........       17,967,110
              BMW U.S. Capital Corp.
    9,335     5.03%, 8/16/99...........        9,275,002
   57,623     5.03%, 8/17/99...........       57,244,593
   49,000     5.03%, 8/18/99...........       48,671,373
              Centric Capital Corp.
   30,000     4.85%, 7/9/99............       29,967,667
              Chevron USA, Inc.
   47,300     5.11%, 8/5/99............       47,065,011
   39,000     5.11%, 8/9/99............       38,784,102
              Ciesco, L.P.
   52,000     5.07%, 8/10/99...........       51,707,067
   66,000     5.25%, 8/19/99...........       65,528,375
              CIT Group, Inc.
   41,000     5.03%, 7/22/99...........       40,879,699
   30,000     5.03%, 8/16/99...........       29,807,183
              Colonial Pipeline Co.
$  10,100     5.05%, 8/18/99...........  $    10,031,993
              Commercial Credit Co.
   16,000     5.02%, 7/23/99...........       15,950,915
   36,000     5.03%, 7/26/99...........       35,874,250
              Countrywide Home Loan,
                Inc.
   30,000     5.05%, 7/12/99...........       29,953,708
   25,000     5.08%, 8/16/99...........       24,837,722
   30,500     5.08%, 8/20/99...........       30,284,805
              CXC, Inc.
   18,000     5.25%, 8/19/99...........       17,871,375
   32,600     5.08%, 8/24/99...........       32,351,588
              Daimler Chrysler North
                America Holdings, Inc.
   15,000     5.04%, 8/4/99............       14,928,600
   93,000     5.13%, 8/26/99...........       92,257,860
              Edison Asset
                Securitization LLC
   50,000     4.86%, 9/8/99............       49,534,250
              Enterprise Funding Corp.
   10,576     5.06%, 7/29/99...........       10,534,378
   16,513     5.18%, 8/3/99............       16,434,591
   14,000     5.18%, 8/9/99............       13,921,437
              Falcon Asset
                Securitization Corp.
   16,000     5.04%, 7/26/99...........       15,944,000
   80,000     5.15%, 8/9/99............       79,553,667
   27,643     5.15%, 8/16/99...........       27,461,094
              Finova Capital Corp.
   27,000     5.35%, 7/14/99...........       26,947,837
   26,000     5.06%, 7/19/99...........       25,934,220
   10,000     5.06%, 7/21/99...........        9,971,889
   17,000     5.12%, 7/26/99...........       16,939,555
              Ford Motor Credit Co.
  290,718     4.81%, 7/8/99............      290,446,098
  104,000     5.02%, 8/20/99...........      103,274,889
  183,000     5.03%, 8/24/99...........      181,619,265

                                      -6-
                         See Notes to Financial Statements appearing on page 29.

COMMAND MONEY FUND

Principal
 Amount                                       Value
  (000)             Description             (Note 1)
              Commercial Paper--(cont'd.)
              FPL Group Capital, Inc.
$  26,513     4.84%, 7/13/99...........  $    26,470,226
    4,086     4.84%, 8/2/99............        4,068,421
   18,400     5.16%, 8/2/99............       18,315,605
              GE Capital International
                Funding, Inc.
    3,000     5.10%, 8/2/99............        2,986,400
    9,000     5.14%, 8/18/99...........        8,938,320
   40,000     5.28%, 2/14/00...........       38,662,400
   17,000     5.31%, 2/14/00...........       16,428,290
              GE Financial Assurance
                Holdings, Inc.
              5.13%, 8/23/99(b)
                (cost $97,259,855;
                purchased 6/24/98).....
   98,000                                     97,259,855
              General Electric Capital
                Corp.
   29,000     4.90%, 7/19/99...........       28,928,950
   94,000     4.82%, 7/23/99...........       93,723,118
  106,000     5.06%, 8/2/99............      105,523,236
   17,000     4.79%, 8/5/99............       16,920,832
  104,000     5.12%, 8/18/99...........      103,290,027
              General Motors Acceptance
                Corp.
   55,947     4.90%, 7/15/99...........       55,840,390
    7,992     5.02%, 8/2/99............        7,956,338
  234,000     5.07%, 8/16/99...........      232,484,070
  330,208     5.04%, 8/23/99...........      327,757,857
              GTE Funding, Inc.
   24,000     5.03%, 7/14/99...........       23,956,407
              Household Finance Corp.
   14,000     5.02%, 7/19/99...........       13,964,860
  218,000     5.13%, 8/23/99...........      216,353,555
              ING America Insurance
                Holdings, Inc.
   52,000     4.84%, 7/6/99............       51,965,044
   14,500     4.85%, 7/28/99...........       14,447,256
   15,000     4.84%, 7/29/99...........       14,943,533
              Johnson Controls, Inc.
$  21,000     5.85%, 7/1/99............  $    21,000,000
   50,892     5.00%, 7/30/99...........       50,687,018
              Merrill Lynch & Co., Inc.
    6,000     5.02%, 7/27/99...........        5,978,247
              Mont Blanc Capital Corp.
   11,000     4.91%, 7/9/99............       10,987,998
   38,000     4.91%, 7/16/99...........       37,922,258
   41,000     5.05%, 7/21/99...........       40,884,972
   67,000     5.17%, 7/23/99...........       66,788,317
              Monte Rosa Capital Corp.
   67,000     5.07%, 7/20/99...........       66,820,719
  106,000     5.05%, 7/22/99...........      105,687,742
   50,000     5.10%, 8/4/99............       49,759,167
              Morgan Stanley Dean
                Witter & Co., Inc.
  157,000     5.16%, 9/7/99(a).........      157,000,000
              Nationwide Building
                Society
   73,000     5.20%, 7/13/99...........       72,873,467
              Nordbanken North America,
                Inc.
  117,000     5.10%, 8/23/99...........      116,121,525
              Old Line Funding Corp.
   37,261     4.88%, 7/2/99............       37,255,949
    9,545     5.02%, 7/15/99...........        9,526,366
   11,000     5.07%, 8/2/99............       10,950,427
   64,000     5.07%, 8/6/99............       63,675,520
              Paccar Financial Corp.
   24,000     5.20%, 7/26/99...........       23,913,333
              Petrofina Delaware, Inc.
   16,000     5.00%, 7/9/99............       15,982,222
              PNC Funding Corp.
   33,000     5.10%, 8/23/99...........       32,752,225
              Potomac Electric Power
                Co.
   12,050     5.00%, 7/9/99............       12,036,611

                                      -7-
                         See Notes to Financial Statements appearing on page 29.

COMMAND MONEY FUND

Principal
 Amount                                       Value
  (000)             Description             (Note 1)
              Commercial Paper--(cont'd.)
              Preferred Receivables
                Funding Corp.
$   9,000     5.04%, 7/19/99...........  $     8,977,320
   96,000     5.05%, 8/5/99............       95,528,667
   32,000     5.16%, 8/23/99...........       31,756,907
              Quincy Capital Corp.
    8,732     5.30%, 7/21/99...........        8,706,289
   15,948     5.07%, 8/17/99...........       15,842,437
              Receivables Capital Corp.
   61,000     5.07%, 8/3/99............       60,716,502
              Safeco Corp.
   10,000     4.88%, 7/19/99...........        9,975,600
   50,000     5.10%, 8/10/99...........       49,716,667
   26,000     5.09%, 8/13/99...........       25,841,927
   45,000     5.10%, 8/13/99...........       44,725,875
   21,000     5.20%, 8/23/99...........       20,839,233
   43,000     5.10%, 8/27/99...........       42,652,775
              Salomon Smith Barney
                Holdings, Inc.
   52,000     5.05%, 8/4/99............       51,751,989
  173,000     5.05%, 8/5/99............      172,150,618
              Skandinaviska Enskilda
                Banken
   61,000     5.02%, 7/21/99...........       60,829,878
              Thunder Bay Funding, Inc.
   60,972     4.95%, 7/6/99............       60,930,082
   18,728     5.00%, 7/15/99...........       18,691,584
    3,014     5.06%, 7/19/99...........        3,006,375
    5,171     5.06%, 8/6/99............        5,144,835
   20,170     5.08%, 8/13/99...........       20,047,613
              Toyota Motor Credit Co.
   26,320     5.00%, 7/26/99...........       26,228,611
              Unifunding, Inc.
   32,273     5.10%, 7/9/99............       32,236,424
              Variable Funding Capital
                Corp.
   20,493     5.05%, 7/19/99...........       20,441,255
   25,000     5.06%, 7/20/99...........       24,933,236
              Windmill Funding Corp.
   65,000     5.17%, 7/26/99...........       64,766,632
   46,000     5.07%, 8/3/99............       45,786,215
   42,000     5.05%, 8/5/99............       41,793,792
$  25,000     5.15%, 8/6/99............  $    24,871,250
   18,000     5.15%, 8/23/99...........       17,863,525
   13,000     5.18%, 8/23/99...........       12,900,861
              Wood Street Funding Corp.
   24,000     5.04%, 7/16/99...........       23,949,600
   22,800     5.06%, 7/21/99...........       22,735,907
   20,900     5.08%, 8/13/99...........       20,773,183
                                         ---------------
                                           5,977,244,581
                                         ---------------
              Loan Participations--0.6%
              Alltel Corp.
   20,925     5.92%, 7/1/99............       20,925,000
              Caterpillar, Inc.
   30,000     5.45%, 7/7/99............       30,000,000
              National Rural Utilities
                Cooperative Finance
                Corp.
              4.95%, 7/12/99(b)
                (cost $28,000,000;
                purchased 6/2/99)......
   28,000                                     28,000,000
                                         ---------------
                                              78,925,000
                                         ---------------
              Other Corporate Obligations--16.0%
              Abbey National Treasury
                Services PLC
   43,000     5.29%, 5/22/00...........       42,977,845
              Associates Corp. of North
                America
  355,000     5.097%, 7/29/99(a).......      354,752,858
              Bishops Gate Residental
                Mortgage Trust 1998-2
   78,000     5.144%, 7/1/99(a)........       78,000,000
              Chase Manhattan Corp.
    4,000     5.20%, 7/20/99(a)........        4,007,972
              General Electric Capital
                Corp.
   57,000     4.95%, 8/12/99(a)........       57,000,000
              Goldman, Sachs & Co.
              5.095%, 7/19/99(a)(b)
                (cost $268,000,000;
                purchased 6/25/97).....
  268,000                                    268,000,000
              John Hancock Capital
                Corp.
              5.08%, 7/14/99(a)(b)
                (cost $66,000,000;
                purchased 1/12/98).....
   66,000                                     66,000,000

                                      -8-
                         See Notes to Financial Statements appearing on page 29.

COMMAND MONEY FUND

      Principal
        Amount                                          Value
        (000)                    Description           (Note 1)
              Other Corporate Obligations--(cont'd.)
              Restructured Asset
                Securities
$ 245,000     4.934%, 7/2/99(a)........  $   245,000,000
  221,000     5.053%, 7/12/99(a).......      221,000,000
              Security Life of Denver
              5.07%, 7/12/99(a)(b)
                (cost $27,000,000;
                purchased 4/12/99).....
   27,000                                     27,000,000
              Short Term Repackaged
                Asset Trust 1998-E
                5.02%, 7/17/99(a)(b)
                (cost $148,000,000;
  148,000     purchased 9/17/98).......      148,000,000
              Strategic Money Market
                Trust 1998-A
  286,000     5.255%, 9/16/99(a).......      286,000,000
              Strategic Money Market
                Trust 1999-B
  133,000     5.204%, 9/15/99(a).......      133,000,000
              Strategic Money Market
                Trust 1999-E
   31,000     4.983%, 7/6/99(a)........       31,000,000
                                         ---------------
                                           1,961,738,675
                                         ---------------
              Time Deposit - Eurodollar--3.0%
              Bank Austria
  363,199     5.875%, 7/1/99...........      363,199,000
                                         ---------------
              U.S. Government Agency & Instrumentality
                Obligations - Non-discount--2.9%
              Federal Home Loan Bank
   84,000     4.90%, 8/11/99...........       83,950,083
  116,000     4.95%, 8/17/99...........      115,960,724
  109,840     5.035%, 8/25/99..........      109,783,900
              Federal National Mortgage
                Association
   50,000     4.99%, 2/22/00...........       49,995,151
                                         ---------------
                                             359,689,858
                                         ---------------
              Total Investments--101.8%
              (amortized cost
                $12,468,967,635(c))....   12,468,967,635
              Liabilities in excess of
                other assets--(1.8%)...     (222,021,718)
                                         ---------------
              Net Assets--100%.........  $12,246,945,917
                                         ---------------
                                         ---------------

(a) Variable rate instrument. The maturity date presented for these instruments was the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest was adjusted.
(b) Indicates illiquid securities restricted as to resale. The aggregate cost of such securities was $634,259,855. The aggregate value of $634,259,855 was approximately 5.2% of net assets.
(c) The cost for federal income tax purposes is substantially the same as for financial reporting purposes.
---------------
The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 1999 was as follows:

Commercial Banks............................   44.3%
Asset Backed Securities.....................   15.0
Motor Vehicle Parts.........................   12.0
Personal Credit Institutions................    6.9
Security Brokers & Dealers..................    5.4
Short-Term Business Credit..................    5.3
Federal Credit Agencies.....................    2.9
Fire & Marine Casualty Insurance............    2.2
Life Insurance..............................    1.9
Bank Holding Companies - Domestic...........    1.8
Telephone & Communications..................    0.9
Petroleum Refining..........................    0.7
Mortgage Bankers............................    0.7
Regulating Controls.........................    0.6
Electrical Services.........................    0.5
Accidental & Health Insurance...............    0.3
Construction Machinery & Equipment..........    0.2
Crude Petroleum & Natural Gas...............    0.1
Pipelines...................................    0.1
                                              -----
                                              101.8
Liabilities in excess of other assets.......   (1.8)
                                              -----
                                              100.0%
                                              -----
                                              -----

                                      -9-
                         See Notes to Financial Statements appearing on page 29.

 COMMAND MONEY FUND
 Statement of Assets and Liabilities

Assets                                                                                      June 30, 1999
                                                                                           ---------------
Investments, at amortized cost which approximates market value..........................   $12,468,967,635
Receivable for Fund shares sold.........................................................       256,444,881
Interest receivable.....................................................................        61,181,986
Prepaid expenses........................................................................            65,500
                                                                                           ---------------
  Total assets..........................................................................    12,786,660,002
                                                                                           ---------------
Liabilities
Payable for investments purchased.......................................................       315,000,000
Payable for Fund shares repurchased.....................................................       218,345,391
Management fee payable..................................................................         3,714,890
Accrued expenses and other liabilities..................................................         1,967,260
Distribution fee payable................................................................           686,544
                                                                                           ---------------
  Total liabilities.....................................................................       539,714,085
                                                                                           ---------------
Net Assets..............................................................................   $12,246,945,917
                                                                                           ---------------
                                                                                           ---------------
Net assets were comprised of:
  Shares of beneficial interest, at par.................................................   $   122,469,459
  Paid-in capital in excess of par......................................................    12,124,476,458
                                                                                           ---------------
Net assets, June 30, 1999...............................................................   $12,246,945,917
                                                                                           ---------------
                                                                                           ---------------
Net asset value, offering price and redemption price per share ($12,246,945,917 /
  12,246,945,917 shares of beneficial interest ($.01 par value) issued and
  outstanding)..........................................................................             $1.00
                                                                                           ---------------
                                                                                           ---------------

See Notes to Financial Statements appearing on page 29.
                                      -10-

 COMMAND MONEY FUND
 Statement of Operations

                                          Year Ended
                                           June 30,
Net Investment Income                        1999
Income
  Interest and discount earned.........  $ 630,468,597
                                        --------------
Expenses
  Management fee.......................     43,127,743
  Distribution fee.....................     14,956,337
  Transfer agent's fees and expenses...      3,750,000
  Registration fees....................      1,134,000
  Reports to shareholders..............        800,000
  Custodian's fees and expenses........        290,000
  Insurance expense....................        177,000
  Trustees' fees.......................         44,000
  Audit fee............................         30,000
  Legal fees and expenses..............         15,000
  Miscellaneous........................         28,472
                                        --------------
    Total expenses.....................     64,352,552
                                        --------------
Net investment income..................    566,116,045
                                        --------------
Net Increase in Net Assets
Resulting from Operations..............  $ 566,116,045
                                        --------------
                                        --------------

 COMMAND MONEY FUND
 Statement of Changes in Net Assets

Increase (Decrease)            Year Ended June 30,
in Net Assets                1999               1998
Operations
  Net investment
    income............ $    566,116,045   $    411,627,966
  Net realized gain on
    investment
    transactions......               --             76,865
                       ----------------   ----------------
  Net increase in net
    assets resulting
    from operations...      566,116,045        411,704,831
                       ----------------   ----------------
Dividends and
distributions to
shareholders (Note
1)....................     (566,116,045)      (411,704,831)
                       ----------------   ----------------
Fund share
transactions (at $1
per share)
  Net proceeds from
    shares
    subscribed........   56,589,927,827     40,246,065,983
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions.....      566,116,045        411,704,831
  Cost of shares
    reacquired........  (53,999,386,826)   (38,197,384,515)
                       ----------------   ----------------
  Net increase in net
    assets from Fund
    share
    transactions......    3,156,657,046      2,460,386,299
                       ----------------   ----------------
Total increase........    3,156,657,046      2,460,386,299
Net Assets
Beginning of year.....    9,090,288,871      6,629,902,572
                       ----------------   ----------------
End of year........... $ 12,246,945,917   $  9,090,288,871
                       ----------------   ----------------
                       ----------------   ----------------

See Notes to Financial Statements appearing on page 29.
                                      -11-

 COMMAND MONEY FUND
 Financial Highlights

                                                                     Year Ended June 30,
                                           -----------------------------------------------------------------------
                                              1999            1998           1997           1996           1995
                                           -----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....    $     1.000     $    1.000     $    1.000     $    1.000     $    1.000
Net investment income and net realized
  gains................................          0.048          0.052          0.049          0.052          0.050
Dividends and distributions to
  shareholders.........................         (0.048)        (0.052)        (0.049)        (0.052)        (0.050)
                                           -----------     ----------     ----------     ----------     ----------
Net asset value, end of year...........    $     1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                           -----------     ----------     ----------     ----------     ----------
                                           -----------     ----------     ----------     ----------     ----------
TOTAL RETURN(a):.......................           4.85%          5.31%          5.06%          5.30%          5.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........    $12,246,946     $9,090,289     $6,629,903     $5,309,842     $4,055,700
Average net assets (000)...............    $11,965,069     $7,936,219     $6,078,525     $4,896,794     $3,072,284
Ratios to average net assets:
  Expenses, including distribution
  fees.................................            .54%           .54%           .57%           .58%           .59%
  Expenses, excluding distribution
  fees.................................            .41%           .42%           .44%           .46%           .47%
  Net investment income................           4.73%          5.19%          4.97%          5.15%          5.09%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements appearing on page 29.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Command Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Command Money Fund (the 'Fund') at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 1999
                                      -12-

 COMMAND FUNDS
 Notes to Financial Statements

   Command Money Fund, Command Government Fund and Command Tax-Free Fund (each a 'Fund' and collectively, the 'Funds') are each registered under the Investment Company Act of 1940 as an open-end, diversified management investment company whose shares are offered exclusively to participants in the Prudential Securities Command Account Program of Prudential Securities Incorporated (Prudential Securities). The Command Money Fund seeks high current income, preservation of capital and maintenance of liquidity by investing in a diversified portfolio of money market instruments maturing in 13 months or less. The Command Government Fund seeks high current income, preservation of capital and maintenance of liquidity by investing in a portfolio of U.S. government securities maturing in 13 months or less. The Command Tax-Free Fund seeks high current income that is exempt from federal income taxes, consistent with the preservation of capital and maintenance of liquidity. The Fund invests in a diversified portfolio of short-term, tax-exempt securities with maturities of 13 months or less that are issued by states, municipalities and their agencies (or authorities). Some securities may be subject to the federal alternative minimum tax (AMT). The Funds invest in a portfolio of money market instruments whose ratings are within the two highest ratings categories by a nationally recognized statistical rating agency or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic and/or political developments in a specific industry, state or region.

Note 1. Accounting            The following is a summary of
Policies                      significant generally accepted
                              accounting policies followed by the Funds in the
preparation of their financial statements.

Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the direction of the Board of Trustees. All securities are valued as of 4:30 p.m., New York time.

The Fund may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). None of the issues of restricted securities held by the Fund at June 30, 1999 include registration rights under which the Fund may demand registration by the issuer.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management. Net investment income for dividend purposes includes accrued interest and amortization of premiums and discounts, plus or minus any gains or losses realized on sales of portfolio securities, less the estimated expenses of the Fund applicable to the dividend period.

Federal Income Taxes: Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. Therefore, no federal income tax provision is required. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.

Dividends: Each Fund declares all of its net investment income as dividends daily to its shareholders of record at the time of such declaration. Dividends are reinvested daily into additional full and fractional shares of the respective Fund at the net asset value per share determined on the date of declaration.

Custody Fee Credits: The Command Tax-Free Fund has an arrangement with its custodian bank, whereby uninvested money earns credits which reduce the fees charged by the custodian.

Note 2. Agreements            Each Fund has a manage-
                              ment agreement with Pru-
dential Investments Fund Management LLC (PIFM). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with the Prudential Investment Corporation (PIC); PIC furnishes investment advisory services in connection with the management of the Funds. PIFM pays for the cost of the subadvisor's services, the compensation of officers of the Funds, occupancy and certain clerical and bookkeeping costs of the Funds. The Funds bear all other costs and expenses.

   The management fee paid to PIFM is computed daily and payable monthly on the following basis:

         Average Daily             Command      Command       Command
          Net Assets                Money      Government     Tax-Free
-------------------------------    -------     ----------     -------
First $500 million.............      .500%        .400%         .500%
Second $500 million............      .425%        .400%         .425%
Third $500 million.............      .375%        .375%         .375%
Excess of $1.5 billion.........      .350%        .375%         .375%

   Each Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the shares of each Fund. Each Fund compensates PIMS for distributing and servicing each Fund's shares, pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of each Fund's shares. The distribution fees are accrued daily and payable monthly.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices LLC (PMFS), a wholly
with Affiliates               owned subsidiary of PIFM,
                              serves as the Funds' transfer agent. During the
year ended June 30, 1999 the Funds incurred fees for the services of PMFS of approximately:

Command Money..................................  $3,698,400
Command Government.............................  $  103,700
Command Tax-Free...............................  $  186,300

   As of June 30, 1999, the following amounts were due to PMFS from the Funds:

Command Money...................................  $327,176
Command Government..............................  $  8,510
Command Tax-Free................................  $ 15,250

                         FEDERAL INCOME TAX INFORMATION
                                   (UNAUDITED)
COMMAND TAX-FREE FUND:

   We are required by the Internal Revenue Code to advise you within 60 days of the Command Tax-Free Fund's fiscal year-end (June 30, 1999) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that for the year ended June 30, 1999, dividends paid from net investment income totaling $.027 per share were all federally tax-exempt interest dividends.

COMMAND GOVERNMENT FUND:

IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS

   We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 42% of the dividends paid by the Command Government Fund qualify for such deduction.

   For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.
                                      -31-

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
Toll free (800) 225-1852

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
Robin B. Smith
Langdon R. Stevenson
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.